UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2016

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Kforce Inc.
(Exact name of registrant as specified in its charter)

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Florida	000-26058	59-3264661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1001 East Palm Avenue, Tampa, Florida 33605
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (813) 552-5000
N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b) On August 11, 2016, Jeffrey T. Neal resigned from his position as Chief Marketing Officer for Kforce Inc., effective on August 31, 2016. Mr. Neal will receive the severance payment as described in Section 9 of his Amended and Restated Employment Agreement dated January 1, 2013. The severance payment is expected to be made no later than September 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC.
(Registrant)

August 11, 2016	By:	/s/ DAVID M. KELLY
David M. Kelly,
Senior Vice President, Chief Financial Officer (Principal Financial Officer)

KFORCE INC.
(Registrant)

August 11, 2016	By:	/s/ JEFFREY B. HACKMAN
Jeffrey B. Hackman,
Senior Vice President, Finance & Accounting (Principal Accounting Officer)